SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2017

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Approvals of Merger with Cardinal Financial Corporation

On April 6, 2017, United Bankshares, Inc. (“United” or the “Company”) and Cardinal Financial Corporation (“Cardinal”), received regulatory approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) for the merger (the “Merger”) of Cardinal with and into and UBV Holding Company, LLC (“UBV”), a Virginia limited liability company and wholly-owned subsidiary of United, pursuant to the Plan of Reorganization, dated August 17, 2016, by and among United, UBV and Cardinal (the “Merger Agreement”). United and Cardinal previously received the necessary regulatory approval for the Merger from the Virginia Bureau of Financial Institutions. With the Federal Reserve Board approval, all regulatory approvals required for consummation of the Merger have now been obtained. In addition, each of United’s and Cardinal’s shareholders approved the Merger on April 7, 2017. Therefore, all regulatory and shareholder approvals required for consummation of the Merger have now been obtained.

Consummation of the Merger will remain subject to customary closing conditions. Assuming such conditions are satisfied, the parties intend for the Merger and the merger of Cardinal Bank, a wholly-owned direct subsidiary of the Cardinal, with and into United Bank, a wholly-owned direct subsidiary of UBV (the “Bank Merger”), to close on April 21, 2017.

The final voting results of United’s special meeting of shareholders held in Parkersburg, West Virginia on April 7, 2017 will be filed in a separate Current Report on Form 8-K under Item 5.07 Submission of Matters to a Vote of Security Holders.

Supplement to Proxy Materials for United’s Annual Meeting of Shareholders

Page 4 of United’s proxy materials for its 2017 Annual Meeting of Shareholders states that as of the mailing of the proxy statement, all regulatory approvals required for the closing of the Merger have not yet been obtained and the United and Cardinal shareholder meetings to approve the Merger will not be held until April 7, 2017. The information in this Current Report on Form 8-K announcing that all regulatory and shareholder approvals required for consummation of the Merger have now been obtained hereby updates the disclosure on page 4 of United’s proxy materials for its 2017 Annual Meeting of Shareholders.

Cautionary Statements Regarding Forward-Looking Information

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the business combination of Cardinal and United through the Merger, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Cardinal’s and United’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Cardinal and United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Cardinal and United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Cardinal and United may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Cardinal and United are engaged; (5) changes in the interest rate environment may compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Cardinal’s and United’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Cardinal’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Cardinal and United caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Cardinal or United or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal and United do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information

For more information about the Merger, see United’s Current Report on Form 8-K filed with the SEC on August 18, 2016, United’s Annual Report on Form 10-K filed with the SEC on March 1, 2017, and the registration statement filed by United with the SEC on Form S-4 on December 9, 2016 (and all subsequent amendments thereof and prospectus supplements thereunder).

Investors can obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. These documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 7, 2017, issued by United Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: April 7, 2017	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer